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                                                                     Exhibit 4.3


                                                                         B293581

             COMMON STOCK

             INCORPORATED UNDER THE LAWS

             OF THE STATE OF DELAWARE


                                [GRAPHIC IMAGE]               CUSIP 892335 10 0

                                                               SEE REVERSE FOR
                               TOYS "R" US, INC.             CERTAIN DEFINITIONS
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THIS CERTIFIES THAT



IS THE OWNER OF
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         FULL-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK $.10 PAR VALUE
OF TOYS "R" US, INC.


         transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation of the Corporation (a copy of which is on file at the office of the Transfer Agent) to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned, and registered by the Transfer Agent and Registrar.


Witness the seal of the Corporation and the signatures of its duly authorized officers


Dated:


                                        COUNTERSIGNED AND REGISTERED:


                                        AMERICAN STOCK TRANSFER & TRUST COMPANY
                                        NEW YORK, N.Y.
                                        TRANSFER AGENT AND REGISTRAR

                                        BY
                                            -----------------------------------
                             [SEAL]

                                            -----------------------------------
                                            AUTHORIZED SIGNATURE


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                               TOYS "R" US, INC.

         The corporation will furnish without charge, to each stockholder who so requests, a copy of the provisions setting forth the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the corporation is authorized to issue, and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request may be addressed to the Secretary of the corporation or to the Transfer Agent named on the face hereof.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --  as tenants in common        UNIF GIFT MIN ACT --     Custodian
TEN ENT --  as tenants by the entireties                     -------------------
JT TEN  --  as joint tenants with right                      (Cust)      (Minor)
            of survivorship and not as                       under Uniform Gifts
            tenants in common                                to Minors Act

                                                             -------------------
                                                                  (State)

   Additional abbreviations may also be used though not in the above list.

For value received _________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                         shares
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of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint ____________________________________________
Attorney to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated
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                      NOTICE: The signature to this assignment must correspond
                              with the name as written upon the face of the certificate in every particular without alteration or enlargment or any change whatever. The signature of the person executing this power must be guaranteed by an eligible guarantor institution such as a commercial bank, trust company, securities broker/dealer, credit union, or a savings association participating in a medallion program approved by the Securities Transfer Association, Inc.

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Toys "R" Us, Inc. and the Rights Agent thereunder (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of Toys "R" Us, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificate and will no longer be evidenced by this certificate. Toys "R" Us, Inc. will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) shall become null and void.